Series Number: 1
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           10,072
                                Institutional Class                                                      350
           2. Dividends for a second class of open-end company shares
                                A Class                                           241
C Class                                           56
                      R Class                                           72

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2491
                                 Institutional Class                                           $0.2638
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2309
C Class                                            $0.1760
R Class                                           $0.2126

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      41,233
                      Institutional Class                                                      1,385
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           930
                                C Class                                            304
R Class                                            350

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.45
                      Institutional Class                                           $7.49
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.36
                                C Class                                            $7.19
R Class                                            $7.34

Series Number: 2
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           20,272
                                Institutional Class                                                      1,210
           2. Dividends for a second class of open-end company shares
                                A Class                                           2,537
C Class                                           37
                      R Class                                           48

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.4463
                                 Institutional Class                                           $0.4897
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3919
C Class                                            $0.2291
R Class                                           $0.3377

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      46,736
                      Institutional Class                                                      2,606
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,658
                                C Class                                            181
R Class                                            163

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $37.85
                      Institutional Class                                           $37.88
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $37.81
                                C Class                                            $37.76
R Class                                            $37.84

Series Number: 3
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

Institutional
First $1 billion 0.609%
Next $5 billion 0.549%
Next $15 billion 0.505%
Next $25 billion 0.458%
Next $50 billion 0.431%
Next $150 billion 0.428%
                  Over $246 billion 0.427%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           18,848
                                Institutional Class                                           3,695
                      2. Dividends for a second class of open-end company shares
                      A Class                                                      1,819
C Class                                           21
                                R Class                                                      90
73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2268
                                 Institutional Class                                           $0.2628
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1818
C Class                                            $0.0467
R Class                                           $0.1368

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      88,241
                      Institutional Class                                                      15,769
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           10,777
                                C Class                                            508
R Class                                            935

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $30.74
                      Institutional Class                                           $30.76
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $30.71
                                C Class                                            $30.49
R Class                                            $30.73

Series Number: 6
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 1.009%
Next $5 billion 0.949%
Next $15 billion 0.905%
Next $25 billion 0.858%
Next $50 billion 0.831%
Next $150 billion 0.828%
Over $246 billion 0.827%

Institutional
First $1 billion 0.809%
Next $5 billion 0.749%
Next $15 billion 0.705%
Next $25 billion 0.658%
Next $50 billion 0.631%
Next $150 billion 0.628%
Over $246 billion 0.627%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           250
                                Institutional Class                                           48
           2. Dividends for a second class of open-end company shares
                      A Class                                           5
C Class                                           -
                                R Class                                                      -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0098
                                 Institutional Class                                           $0.0163
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0017
C Class                                            -
R Class                                           -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      24,572
                      Institutional Class                                                      2,900
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,993
                                C Class                                            68
R Class                                            292

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $13.22
                      Institutional Class                                           $13.28
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.95
                                C Class                                            $12.76
R Class                                            $12.77

Series Number: 7
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 1.159%
Next $5 billion 1.099%
Next $15 billion 1.055%
Next $25 billion 1.008%
Next $50 billion 0.981%
Next $150 billion 0.978%
Over $246 billion 0.977%

Institutional
First $1 billion 0.959%
Next $5 billion 0.899%
Next $15 billion 0.855%
Next $25 billion 0.808%
Next $50 billion 0.781%
Next $150 billion 0.778%
Over $246 billion 0.777%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           928
                                Institutional Class                                           456
           2.  Dividends for a second class of open-end company shares
                                A Class                                           81
C Class                                                      -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0384
                                 Institutional Class                                           $0.0600
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0115
C Class                                                      -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      23,657
                      Institutional Class                                                      8,636
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           7,166
                                C Class                                            2,033
R Class                                            399

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $19.02
                      Institutional Class                                           $19.07
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $18.96
                                C Class                                            $18.31
R Class                                            $18.77

Series Number: 8
For period ending 12/31/14

48)           Investor, A, C & R
First $1 billion 1.519%
Next $5 billion 1.459%
Next $15 billion 1.415%
Next $25 billion 1.368%
Next $50 billion 1.341%
Next $150 billion 1.338%
Over $246 billion 1.337%

Institutional
First $1 billion 1.319%
Next $5 billion 1.259%
Next $15 billion 1.215%
Next $25 billion 1.168%
Next $50 billion 1.141%
Next $150 billion 1.138%
Over $246 billion 1.137%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      5,947
                      Institutional Class                                                      1,936
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,838
                                C Class                                            599
                      R Class                                            177

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $11.32
                      Institutional Class                                           $11.50
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $11.11
                                C Class                                            $10.44
R Class                                            $10.89

Series Number: 11
For period ending 12/31/14

48)            Investor, A, C & R
First $1 billion 1.289%
Next $5 billion 1.229%
Next $15 billion 1.185%
Next $25 billion 1.138%
Next $50 billion 1.111%
Next $150 billion 1.108%
Over $246 billion 1.107%

Institutional
First $1 billion 1.089%
Next $5 billion 1.029%
Next $15 billion 0.985%
Next $25 billion 0.938%
Next $50 billion 0.911%
Next $150 billion 0.908%
Over $246 billion 0.907%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           406
                                Institutional Class                                                      29
                      2.  Dividends for a second class of open-end company shares
                                A Class                                           104
C Class                                           16
                                R Class                                           7

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2790
                                 Institutional Class                                           $0.2966
           2. Dividends for a second class of open-end company shares
                      A Class                                           $0.2569
C Class                                            $0.1907
R Class                                           $0.2348

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,547
                      Institutional Class                                                      138
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           409
                                C Class                                            83
R Class                                            30

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.44
                      Institutional Class                                           $8.44
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.44
                                C Class                                            $8.43
R Class                                            $8.43

Series Number: 14
For period ending 12/31/14

48)           Investor, A, C & R
First $1 billion 1.182%
Next $1 billion 1.130%
Next $3 billion 1.100%
Next $5 billion 1.080%
Next $15 billion 1.067%
Next $25 billion 1.065%
Over $50 billion 1.064%

Institutional
First $1 billion 0.982%
Next $1 billion 0.930%
Next $3 billion 0.900%
Next $5 billion 0.880%
Next $15 billion 0.867%
Next $25 billion 0.865%
Over $50 billion 0.864%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           295
Institutional Class                                           18
2. Dividends for a second class of open-end company shares
                                A Class                                                      56
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0885
                      Institutional Class                                           $0.1287
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0457
C Class                                           -
R Class                                            $0.0198

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      3,069
                      Institutional Class                                                      122
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,077
                                C Class                                            772
                      R Class                                            11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.68
                      Institutional Class                                           $9.68
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.66
                                C Class                                            $9.47
R Class                                            $9.61

Series Number: 15
For period ending 12/31/14

48)           Investor, A, C & R
First $1 billion 1.439%
Next $5 billion 1.379%
Next $15 billion 1.335%
Next $25 billion 1.288%
Next $50 billion 1.261%
Next $150 billion 1.258%
Over $246 billion 1.257%

Institutional
First $1 billion 1.239%
Next $5 billion 1.179%
Next $15 billion 1.135%
Next $25 billion 1.088%
Next $50 billion 1.061%
Next $150 billion 1.058%
Over $246 billion 1.057%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           679
Institutional Class                                                      18
2. Dividends for a second class of open-end company shares
                                A Class                                                      2
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0597
                                 Institutional Class                                           $0.0756
                      2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0398
C Class                                           -
R Class                                           $0.0199

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      11,393
                      Institutional Class                                                      232
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           57
                                C Class                                            47
R Class                                            13

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $14.05
                      Institutional Class                                           $14.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $14.05
                                C Class                                            $13.91
R Class                                            $14.04

Series Number: 17
For period ending 12/31/14

48)	Investor, A, C & R
First $1 billion 1.589%
Next $5 billion 1.529%
Next $15 billion 1.485%
Next $25 billion 1.438%
Next $50 billion 1.411%
Next $150 billion 1.408%
Over $246 billion 1.407%

Institutional
First $1 billion 1.389%
Next $5 billion 1.329%
Next $15 billion 1.285%
Next $25 billion 1.238%
Next $50 billion 1.211%
Next $150 billion 1.208%
Over $246 billion 1.207%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           18
Institutional Class                                           2
2. Dividends for a second class of open-end company shares
                                A Class                                                      -
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0129
                      Institutional Class                                           $0.0456
           2. Dividends for a second class of open-end company shares
                                A Class                                           -
C Class                                           -
R Class                                            -

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,405
                      Institutional Class                                                      33
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           124
                      C Class                                            53
R Class                                            35

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $16.12
                      Institutional Class                                           $16.12
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $16.06
                                C Class                                            $15.72
R Class                                            $15.97

Series Number: 18
For period ending 12/31/14

48)	Investor, A, C & R
1.520%

Institutional
1.320%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           83
Institutional Class                                           48
2. Dividends for a second class of open-end company shares
                                A Class                                                      42
C Class                                           5
R Class                                           6

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.2997
                      Institutional Class                                           $0.3175
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.2773
C Class                                           $0.2104
R Class                                            $0.2550

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      287
                      Institutional Class                                                      156
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           156
                      C Class                                            26
R Class                                            26

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.71
                      Institutional Class                                           $8.71
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.71
                                C Class                                            $8.70
R Class                                            $8.70